Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of expected tax benefit with income tax benefit relating to loss before income taxes
Tax rate applied to income (loss) before income taxes	$ (249)	$ 2,333	$ (11,622)
Increase (decrease) resulting from the effects of:
Tax exempt interest on obligations of states and political subdivisions	(118)	(143)	(177)
State income taxes	(27)	(173)	506
Stock compensation	28	132	150
Expiration of capital loss carryforward	354	0	0
Other	53	281	174
Federal tax provision (benefit) before valuation allowance	41	2,430	(10,969)
State tax provision (benefit) before valuation allowance	76	494	(1,666)
Total income tax provision (benefit)	117	2,924	(12,635)
Change in valuation allowance	(117)	(2,924)	12,635
Provision for income taxes	$ 0	$ 0	$ 0